SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to ss. 240.14a-12

                                 CSX CORPORATION

                (Name of Registrant as Specified In Its Charter)
               THE CHILDREN'S INVESTMENT FUND MANAGEMENT (UK) LLP
             THE CHILDREN'S INVESTMENT FUND MANAGEMENT (CAYMAN) LTD.
                      THE CHILDREN'S INVESTMENT MASTER FUND
                            3G CAPITAL PARTNERS LTD.
                            3G CAPITAL PARTNERS, L.P.
                                  3G FUND L.P.
                                CHRISTOPHER HOHN
                                ALEXANDRE BEHRING
                               GILBERT H. LAMPHERE
                               TIMOTHY T. O'TOOLE
                                 GARY L. WILSON
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

On December 19, 2007, The Children's Investment Fund Management (UK) LLP, The Children's Investment Fund Management (Cayman) Ltd., The Children's Investment Master Fund, 3G Capital Partners Ltd., 3G Capital Partners, L.P., 3G Fund L.P., Christopher Hohn, Alexandre Behring, Gilbert H. Lamphere, Timothy T. O'Toole and Gary L. Wilson (collectively, the "Potential Participants") filed a Schedule 13D ("Schedule 13D") with the Securities Exchange Commission ("SEC") that included
Item 4 stating the following:

"PURPOSE OF TRANSACTION

The TCI Reporting Persons and the 3G Reporting Persons originally acquired Shares for investment in the ordinary course of business because they believed that the Shares, when purchased, were undervalued and represented an attractive investment opportunity. Messrs. Lamphere and O'Toole acquired their Shares in connection with becoming nominees to the board of directors of the Issuer (the "Board").

After multiple unsuccessful attempts to engage the management or the Board in a constructive dialogue regarding the operations of the Issuer, on October 16, 2007, the TCI Reporting Persons delivered a letter to the Board setting forth numerous failings in the Issuer's operations, corporate governance and management, and asking the Board to take the following actions: separate the Chairman and CEO roles; refresh the Board with new independent directors; allow shareholders to call special shareholder meetings; align management compensation with shareholder interests; justify the capital spending plan to shareholders; and provide to shareholders a plan to improve operations. On October 22, 2007, the TCI Reporting Persons sent a second letter to the Board criticizing the Board for allowing representatives of the Issuer to describe the Issuer as a "public service company" in communications to policymakers in Washington, DC and also criticizing a statement made by the Issuer's CEO that no industry of which he was aware analyzes returns on investment capital on a replacement cost basis. A copy of the October 16 and the October 22 letters are attached hereto as Exhibits 2 and 3, respectively, and incorporated by reference herein.

The Reporting Persons currently intend to conduct a proxy solicitation seeking to elect the Nominees to the Board at the Issuer's 2008 Annual Meeting. On December 12, 2007, the TCI Reporting Persons delivered a letter to the Issuer informing the Issuer of their intention to propose nominees for election to the Board at the Issuer's 2008 Annual Meeting and requesting certain documents from the Issuer required under the Issuer's bylaws to be completed by nominees to the Board in order to comply with a formal notification process for Board nominations set forth in the Issuer's bylaws.

Except as set forth herein or as would occur upon completion of any of the actions discussed herein, the Reporting Persons have no present plan or proposal that would relate to or result in any of the matters set forth in subparagraphs
(a)-(j) of Item 4 of Schedule 13D. The Reporting Persons intend to review their investments in the Issuer on a continuing basis and may engage in discussions with management, the Board, other stockholders of the Issuer and other relevant parties concerning the business, operations, governance, management, strategy and future plans of the Issuer. Depending on various factors including, without limitation, the Issuer's financial position and strategic direction, the outcome of the discussions referenced above, actions taken by the Board, price levels of the Shares, other investment opportunities available to the Reporting Persons, conditions in the securities market and general economic and industry conditions, the Reporting Persons may in the future take such actions with respect to their investments in the Issuer as they deem appropriate including, without limitation, purchasing additional Shares or selling some or all of the Shares held by the Reporting Persons, engaging in short selling of or any hedging or similar transactions with respect to the Shares and/or otherwise changing their intention with respect to any and all matters referred to in Item 4 of Schedule 13D."

Various materials have been posted to http://www.strongercsx.com. Copies of such materials, current as of December 19, 2007, are filed herewith as Exhibit 1.

A copy of the press release issued in connection with the filing of the Schedule 13D is filed herewith as Exhibit 2.

Information regarding the Potential Participants in a potential solicitation of proxies with respect to the Issuer's 2008 annual meeting of shareholders is filed herewith as Exhibit 3.

EXHIBIT 1
MOVING TOWARDS A STRONGER CSX

HOME

The Children's Investment Master Fund is a long-term, value-oriented investment fund that is currently one of CSX's largest shareholders. In CSX, we see the potential to be the leading railroad in the United States - providing the best service, running the safest network, generating the highest returns, and being able to meet America's freight transportation needs now and in the future.

CSX's legacy dates back to America's first railroad; it can be America's best. This is in the interest of CSX employees, customers and shareholders.

We have a simple long-term desire: a stronger CSX.

NEW! TCI'S OCTOBER 22, 2007 LETTER TO THE CSX BOARD OF DIRECTORS
----------------------------------------------------------------

TCI'S OCTOBER 16, 2007 LETTER TO THE CSX BOARD OF DIRECTORS
-----------------------------------------------------------


1. [GRAPHIC OMITTED]

CSX PERFORMANCE
CSX lags behind its competitors when measured against critical industry metrics. All charts: Last 12 Months (LTM) ending June 30, 2007.

OPERATING RATIO:
Overall, CSX is not operating as efficiently as its competitors

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


OPERATING COST GROWTH (TOTAL AND PER UNIT)*:
CSX lacks cost discipline.

[GRAPHIC OMITTED]
TRAIN DWELL TIME:
CSX trains spend more time sitting around...


[GRAPHIC OMITTED]

TRAIN VELOCITY:
....And when they do run, they run slower than the others.
[GRAPHIC OMITTED]


ACCIDENT RATE:
CSX's safety record lags industry leaders.
[GRAPHIC OMITTED]

CSX IN THE NEWS
"UNION PACIFIC'S ON THE FAST TRACK"
FORBES, OCTOBER 18, 2007
Union Pacific picked up speed in the third quarter on increased revenue from the transport of agricultural and chemical products. MORE >>


"TCI URGES CSX TO REVAMP GOVERNANCE"
NEW YORK TIMES, OCTOBER 16, 2007
It has taken on Dutch banking giant ABN Amro. Now The Children's Investment Fund is setting its sights on CSX. MORE >>


"CSX HOLDER TCI URGES SPLIT IN CHAIRMAN, CHIEF'S JOBS"
BLOOMBERG BUSINESS NEWS, OCTOBER 16, 2007
CSX Corp. should split the roles of chairman and chief executive officer to help stop excessive spending and a "cavalier" approach to risk at the third- largest U.S. railroad, investor TCI Fund Management LLP said. MORE >>


"INVESTMENT FUND SEEKS CHANGES AT CSX"
ASSOCIATED PRESS, OCTOBER 16, 2007
A major CSX Corp. investor asked the railroad operator Tuesday to make changes to improve the company's performance, saying executives do "not fully understand the economics of the business." MORE >>


"TCI SETS UP ATTACK ON CSX RAILROAD"
THE FINANCIAL TIMES, OCTOBER 16, 2007
One of the largest railroad owners in the US has become the country's first big target of The Children's Investment Fund, the activist investor, which has published an open letter demanding change at the company. MORE >>

WHAT OTHERS ARE SAYING

Industry analysts and observers are commenting on CSX's operational and financial performance.

On the CSX Q3 earnings call, October 17, 2007:

"...ROIC BASED ON YOUR BOOK VALUES ARE COMING UP AND LOOKING PRETTY SOLID. WHERE DO YOU THINK YOU STAND ON A REPLACEMENT COST BASIS? I'M SURE YOU GUYS HAVE DONE THE ANALYSIS. I'M KIND OF CURIOUS. IS IT HALF THAT LEVEL? IS IT, YOU KNOW, SOMEWHERE IN BETWEEN? HIGHER OR LOWER?"
- CHRISTIAN  WETHERBEE,  MERRILL LYNCH, CSX Q3 EARNINGS CALL, (OCT. 17, 2007)

"CHRIS, WHAT INDUSTRY LOOKS AT THEIR ROIC ON A REPLACEMENT COST BASIS? I DON'T KNOW OF ANY INDUSTRY THAT DOES THAT."
- MICHAEL WARD, CSX, CSX Q3 EARNINGS CALL, (OCT. 17, 2007)

--------------------------------------------------------------------------------

And just the next day on the Union Pacific Q3 earnings call:

"AND WHEN YOU TALK ABOUT PUTTING IN MINIMUM RETURNS, ARE YOU TALKING ON A REPLACEMENT BASIS? OR ARE YOU TALKING ON A BOOK VALUE BASIS?"
- KEN  HOEXTER, MERRILL LYNCH, UNION PACIFIC Q3 EARNINGS CALL, (OCT. 18, 2007)

"...WE LOOK INTERNALLY AT REPLACEMENT COSTS WHEN WE'RE LOOKING AT HOW WE APPROACH A BUSINESS SEGMENT IN TERMS OF THE COST NUMBERS."
- JAMES YOUNG,  UNION PACIFIC, UNION PACIFIC Q3 EARNINGS CALL, (OCT. 18, 2007)

--------------------------------------------------------------------------------

"CSX'S SERVICE QUALITY AND FINANCIAL RETURNS HAVE LAGGED COMPETITORS' IN RECENT YEARS."
- PETER SMITH, MORNINGSTAR, "CHILDREN'S FUND LECTURES CSX," FORBES.COM,
  (OCT. 16, 2007)

--------------------------------------------------------------------------------

"WHILE WE THINK OPERATIONS HAVE CLEARLY TURNED THE CORNER AND PRICING IS STRONG, WE'VE BEEN DISAPPOINTED REGARDING THE MAGNITUDE OF BENEFITS FALLING TO THE BOTTOM LINE."
- RICK PATERSON, UBS, "CSX SHARES RISE ON UPGRADE," ASSOCIATED PRESS
  (SEPT. 17, 2007)

--------------------------------------------------------------------------------

"DETAILED CAPEX FORECASTS SUGGEST UNDERSPENDING IN PRIOR YEARS, WHICH COULD HINDER FUTURE RETURNS...IN FACT, MICHAEL WARD, THE COMPANY'S CEO, SUGGESTED THAT THE COMPANY'S IRREGULAR CAPITAL SPENDING IN PRIOR YEARS MAY BE TO BLAME FOR SOME OF THE HIGHER CAPITAL EXPENDITURES NEAR-TERM."

"CSX STILL HAS A TREMENDOUS OPPORTUNITY TO IMPROVE OPERATIONS, BUT THE COMPANY'S GUIDANCE DOES NOT SUGGEST A STEP CHANGE IN PRODUCTIVITY."

"DESPITE THE RECENT IMPROVEMENT, SERVICE AND MARGINS STILL LAG NSC, CSX'S CLOSEST COMPETITOR, BY A LARGE MARGIN." "CSX IS STILL LESS PRODUCTIVE, WITH LOWER SERVICE RELIABILITY THAN RAILROADS LIKE NSC AND CNI."
- WILLIAM  GREENE, MORGAN STANLEY (SEPT. 7, 2007)

--------------------------------------------------------------------------------

"WE THINK ~ 6% PRICE INCREASES AND MID-SINGLE DIGIT YEAR OVER YEAR GAINS IN AVERAGE TRAIN SPEEDS AND TERMINAL DWELL SHOULD BE GENERATING MORE OPERATING MARGIN IMPROVEMENTS THAN WE'VE SEEN SO FAR. THERE'S STILL A LOT OF FAT ON THIS PIG."
- RICK PATERSON, UBS (SEPT. 6, 2007)

--------------------------------------------------------------------------------

"WE WALKED AWAY [FROM CSX INVESTOR DAY] WITHOUT MUCH CONVICTION OR VISIBILITY OF HOW THEY WILL TRANSITION FROM SEVERAL YEARS OF NO VOLUME GROWTH TO MEANINGFUL VOLUME GROWTH IN THE FUTURE."

"IN OUR VIEW, THE COMBINATION OF A VERY STRONG CAPITAL SPENDING PLAN WITH AN UNFAVORABLE MEDIUM-TERM VOLUME OUTLOOK IS NOT A GOOD RECIPE FOR UPSIDE FOR THIS STOCK."

"CAPEX SPEND REMAINS STRONG DESPITE LACK OF VOLUME GROWTH. ALTHOUGH VOLUMES HAVE GENERALLY BEEN WEAK IN 2005, 2006, AND 2007 THUS FAR, CSX HAS NOT PULLED BACK ON ITS CAPITAL SPENDING PLANS."
- THOMAS WADEWITZ, JPMORGAN (SEPT. 6, 2007)

--------------------------------------------------------------------------------

"WE ARE HARD-PRESSED TO IDENTIFY STRUCTURAL REASONS WHY CSX COULD NOT COME VERY CLOSE TO ACHIEVING A SIMILAR OPERATING RATIO AS NSC, THOUGH CSX MANAGEMENT IS NOT YET WILLING TO COMMIT TO SUCH A TARGET, AS NSC'S OPERATING RATIO WAS NEARLY 700 BASIS POINTS BETTER THAN CSX'S IN 2006."

"...WE SEE NO REASON WHY INITIATIVES AT CSX CANNOT RESULT IN SUBSTANTIALLY BETTER MARGINS. A FAILURE TO ACHIEVE SUCH MARGINS OVER TIME COULD SUGGEST IT IS MORE AN ISSUE OF MANAGEMENT."
- WILLIAM GREENE, MORGAN STANLEY (MAY 7, 2007)

ABOUT TCI

The Children's Investment Fund Management (UK) LLP ("TCI") is a London-based asset manager founded in 2003 which manages The Children's Investment Master Fund. TCI makes long-term investments in companies globally. The management company is authorized and regulated in the United Kingdom by the Financial Services Authority. A portion of TCI's profits go to The Children's Investment Fund Foundation, a non-profit organization focused on improving the lives of children living in poverty in developing countries.

INVESTMENT PHILOSOPHY

     TCI aims to bring a long-term, owner-oriented investing philosophy to the public markets. In keeping with and enabling this long-term horizon, TCI only raises capital that investors commit for multi-year periods.

     TCI employs a deep value, fundamentally-driven approach to identify attractive investments.

     TCI's portfolio is made up of large, concentrated investments based on proprietary research. TCI has spent two years of time and over $1 million in its effort to gain a superior understanding of CSX and the railroad industry as a whole.

     TCI seeks to maintain a constructive, open dialogue with management teams and Boards of the companies in which it invests. However, TCI has taken active roles in certain situations where it feels the Board and management are not acting in the best interests of shareholders. The majority of TCI's investors are American institutional investors, including a number of university endowments.

SHAREHOLDER ACTIVISM

     TCI has taken an active role in certain situations to promote sound corporate governance and increase shareholder value. TCI has been involved in the following disclosed investments:

     DEUTSCHE BORSE. After TCI's requests to allow shareholders to vote on the proposed acquisition of the London Stock Exchange were ignored, TCI successfully fought for board and subsequently management change. Deutsche Borse has since increased in value almost 400% and TCI continues to be a significant shareholder.

     ABN AMRO. After ABN had underperformed for years and failed to provide a clear strategy, TCI called for its break-up, merger or sale. TCI then successfully lobbied for an open process that would generate the best outcome for shareholders. As a result of this process, ABN agreed to be acquired by an RBS-led consortium at a 50% premium to its unaffected share price and at a significant premium to a competing offer.

     MITTAL STEEL AND ARCELOR. As a shareholder of both companies, TCI supported Mittal Steel in its unsolicited takeover offer for Arcelor. However, when Mittal Steel subsequently attempted to acquire Arcelor Brasil (one of Arcelor's subsidiaries) without an appropriate premium, TCI defended the rights of Arcelor Brasil's minority shareholders, causing Mittal to raise its offer price more than 55%.

PRINCIPALS INVOLVED IN RAILROAD INVESTMENTS

CHRIS HOHN, FOUNDER AND MANAGING PARTNER
Prior to founding TCI, Mr. Hohn was Portfolio Manager of Perry Capital's European Fund. Mr. Hohn holds an MBA (high distinction) from Harvard Business School.

SNEHAL AMIN, FOUNDING PARTNER
Previously, Mr. Amin was Vice President in Goldman Sachs' Merchant Banking Division. Mr. Amin holds an MBA from Stanford University.

THE CHILDREN'S INVESTMENT FUND FOUNDATION

The Children's Investment Fund Foundation (CIFF) consists of two separate charitable foundations incorporated in 2002, one in the US and one in the UK. CIFF is an independent, non-profit, philanthropic organization that funds causes to help better the lives of impoverished children in the developing world. Its projects address basic needs like nutrition, education, sanitation and health. CIFF receives a substantial portion of TCI's profits. For more information about CIFF, please visit WWW.CIFF.ORG.

II.   Press Room

THE CHILDREN'S INVESTMENT FUND URGES CSX TO TAKE IMMEDIATE ACTION TO IMPROVE CORPORATE GOVERNANCE AND BUSINESS PERFORMANCE (OCTOBER 16, 2007)

For additional questions, or to schedule an interview contact:

Sard Verbinnen & Co
George Sard, Jonathan Gasthalter, Renee Soto
212-687-8080

The Harbour Group
Matthew Triaca
202-295-8791

info@strongercsx.com

TCI FRIDAYS BLOG

ARCHIVES: 11.02.07 | 10.26.07

Friday November 16, 2007

                                  CASE IN POINT

CSX's accident last week is case in point for why we can never sacrifice on safety and shouldn't tolerate a management team that does. This time it was the Anacostia River, but it could have been the Potomac. This time it was coal cars, but it could have been chlorine tankers. This time there were no fatalities, but there could have been thousands.

Cause of the accident? "Procedural error," otherwise known as management failure.

"The brakes on the coal cars in the yard were not secured properly." Clearly a mistake, and we all make mistakes, but the whole point of management procedures is to make sure human mistakes don't translate to human tragedy.
This is not happening at CSX.

We have been openly critical of CSX's poor safety record, one area where we don't want to get proven right. But the fact of the matter is, and the FRA said as much in its post-investigation report in March, CSX's safety issues are largely management related. Of course senior management cannot oversee every action, or prevent every mistake, but they can implement procedures and promote a safety culture that can go a long way towards doing so. This is also not happening at CSX. Culture starts from the top, and a safety culture is no different.

We believe a safety culture is based on motivation, not discipline. We believe promoting for good behavior is more powerful than firing for bad behavior. We believe fear is not as powerful a motivator as pride. We believe intimidation has no place in any workplace, and certainly not in one where we are an owner. We have seen reports, read testimony, and received emails from workers that suggest CSX management is promoting a culture of fear and intimidation. That is no way to manage, and it is no way to have to work.

Once again we call for improved rail labor relations, for constructive dialogue instead of an us vs them mentality, and for a safe work environment that employees can be proud of. It is better for safety, it is better for operations, it is better for returns, and it is simply the right thing to do.

                                      ***

As we mentioned last time, we're always receptive to good ideas. We recently spotted another one. This time from Tony Hatch, an independent railroad consultant whose presence at railroad conferences is as common as regulators around the world using replacement cost (i.e. very common!). Tony has suggested:

"PERHAPS UNVEILING A DUAL 2008 CAPEX BUDGET THIS YEAR END - ONE WITH A STABLE 'REGULATORY ENVIRONMENT AND ONE ASSUMING INSTABILITY OR A NEGATIVE ONE - MIGHT DRIVE HOME THE RELATIONSHIP BETWEEN RETURNS AND CAPITAL EXPENDITURES TO CONGRESS...".

TCI FRIDAYS BLOG

ARCHIVES: 11.02.07 | 10.26.07

Friday November 2, 2007

                                   GOOD IDEAS

It has been over two weeks, and we still have not received any direct response from the CSX management and Board. Is the company taking us seriously? Hard to imagine it is when Michael Ward gives an interview with the Financial Times where "he sarcastically dismissed the TCI's proposals as 'more good ideas.'"

It is disappointing (although not wholly surprising) that this management doesn't consider improving corporate governance, improving safety, improving service, improving operations, improving labor relations, improving shipper relations, etc...as 'good ideas.'

What does CSX management consider a good idea? Apparently advertising the company's significant exposure to housing in the middle of the worst housing recession in decades, as it has been doing with full-page paid advertisements in the Wall Street Journal...genius...

                                      ***

How is this for irony...

THE BALTIMORE AND OHIO (B&O), THE FIRST OF THE BIG RAILROADS, PIONEERED A NEW LEVEL OF TRANSPARENCY. IT BEGAN WITH A FIVE-PAGE LETTER FROM THE PRESIDENT TO THE INVESTORS IN THEIR FIRST YEAR OF CONSTRUCTION. THREE YEARS LATER, IT HAD GROWN TO A 153-PAGE LETTER WITH 15 TABLES OF ACTUAL VS. BUDGETED CONSTRUCTION COSTS. AFTER THEY BEGAN OPERATIONS, B&O MANAGEMENT PROVIDED REVENUES BY STATION AND EXPENSES BY MONTH, AS WELL AS NET INCOME AND CASH FLOW. NOBODY TOLD B&O'S MANAGERS THAT THEY HAD TO DO IT--NOT THE GOVERNMENT OR THE STOCKBROKERS OR "GOOD GOVERNANCE" CRITICS. THEIR MANAGERS SIMPLY FIGURED THAT IF THEY WANTED THE CASH NEEDED TO GROW THE BUSINESSES, THEY NEEDED TO MAKE THEIR INVESTORS AS COMFORTABLE AS POSSIBLE. (Marc Hodak, as published in Forbes, October 25, 2007)

CSX traces its history back to the 1820s and a railroad called...yep, the Baltimore and Ohio. It's one thing to have made no progress on corporate governance and transparency, it's wholly another to be going backwards.

                                      ***

And lastly, it's always a good idea to ask the right questions. In our most recent letter to the CSX Board we noted Michael Ward and Jim Young's contrasting and revealing responses to a question on whether they used replacement cost analysis (Jim Young - yes. Michael Ward - no, and he doesn't know of any one else who does, by the way).

In our letter, we forgot to reference that it was Ken Hoexter, from Merrill Lynch, who was responsible for those key questions. Good idea, Ken.

TCI FRIDAYS BLOG

ARCHIVES: 11.02.07 | 10.26.07

Friday October 26, 2007

MAY WE LIVE IN EXCITING TIMES...Last week certainly proved to be (for us at least). In fact so much so that if we hadn't published our first letter early in the week, all of the material CSX provided over the week would have resulted in several more pages of letter. So we have decided to introduce our own blog - TCI Fridays. Yes, we realize today is not Friday, but in honor of our investment we thought it fitting that we not be on time.

We were not expecting a red-carpet reception to the CSX Board room, or to be added to Michael Ward's Christmas card list, but we were not expecting `scorched earth' either. CSX responded to our letter of October 16th in a way so potentially damaging to CSX and other railroads that we found it necessary to send another letter to the CSX Board. Michael Ward and his management team went just short of calling CSX a non-profit (calling it a `public service company') and denied the use of returns on replacement capital, only to be corrected the next day by a fellow railroad CEO.

MICHAEL WARD "WHAT INDUSTRY LOOKS AT THE ROIC ON A REPLACEMENT COST BASIS? I DON'T KNOW OF ANY INDUSTRY THAT DOES THAT."

JIM YOUNG, CEO OF UNION PACIFIC, THE NEXT DAY "WE LOOK INTERNALLY AT REPLACEMENT COSTS WHEN WE'RE LOOKING AT HOW WE APPROACH A BUSINESS SEGMENT IN TERMS OF THE COST NUMBERS."

We wouldn't have thought it necessary to provide a $36 million CEO with an accounting lesson, but if that what it takes, that is what we will do. This second letter is available at HTTP://WWW.STRONGERCSX.COM/CSXBOARDLETTEROCT22.PDF

Now to set the record straight - CSX HAS NOT HAD "NUMEROUS MEETINGS WITH TCI" unless you count our attendance at CSX presentations, group meetings, or (unintentionally) running into CSX management in a New York elevator bank. If you consider, as we do, a "meeting" to be a one-on-one meeting with real dialogue, there in fact have been no meetings between CSX and TCI. If you exclude the criteria of real dialogue, then there has been only one meeting with any CSX senior executive - a "listen only" meeting with Oscar Munoz (CFO), who was accompanied by both his internal and external legal counsel. We have had no meetings (by any definition) or even phone contact with the CSX Board.

Despite CSX's unwillingness to engage in constructive dialogue with us, we have tried hard to share ideas with CSX management that we thought would enhance CSX's long-term value. Under every layer we peeled and around every corner we turned in our research of CSX and the US rail industry, we found an opportunity. Opportunities ranged from improving safety to bettering service to reducing the cost of capital. ONLY CSX WOULD CRITICIZE ONE OF ITS SHAREHOLDERS FOR HAVING TOO MANY VALUE-CREATING IDEAS.

Is it unreasonable for a shareholder to question whether management should not take advantage of CHEAP DEBT to finance investment, or whether it had even considered whether a private equity transaction at a 50% premium made sense? Is it unreasonable for a shareholder to question why management doesn't implement ECP BRAKES, a technology which could cut braking distances by up to 60% and thereby reduce accidents, increase capacity and generate 50% returns on capital? Similarly, is it unreasonable for a shareholder to question why management isn't more aggressive about implementation of POSITIVE TRAIN CONTROL, or other technologies used around the world to enhance rail service and safety? The United States is a global leader in technology adoption, why should our railroads be such a glaring exception?

We do not think it is unreasonable to ask these questions. Nor do we think it is unreasonable to question why CSX shareholders should tolerate poor corporate governance and poor operating performance. These issues are not new, and neither is our raising them.

"THE CSX MANAGEMENT AND BOARD HAVE BEEN UNABLE TO PROPERLY ANSWER OR, IN SOME CASES, EVEN UNWILLING TO ENGAGE WITH US ON THE TOUGH QUESTIONS. THEY SEEM TO THINK IT'S INAPPROPRIATE FOR SHAREHOLDERS TO CHALLENGE THEM. WELL WE MUST ASK THE TOUGH QUESTIONS BECAUSE IT'S NOT CLEAR THAT THE BOARDS ARE."

We said this over five months ago in a public speech. Among the questions we asked then were:

o Why does CSX seem to consider it an accomplishment that its operating metrics are better than last year? Shouldn't it focus more on the fact that the gap in operating ratio between them and the leaders (CN and NSC) is actually widening?

o Why doesn't CSX have explicit operational targets when it's clear that its operations are under-performing? The targeted operating ratio can be accomplished just with price, so does management not believe there is opportunity on the cost side?

o Why does CSX say safety is a capex issue when it has 50% more human caused accidents per mile than NSC, and when 17 of the 20 safety faults the FRA highlighted were human errors or management failures? You don't need capex to put up the hand-brakes in railcars.

o Why despite this performance, did the Board of CSX make Michael Ward the highest paid CEO in the industry ($36m in two years)?

Five months later, WE ARE STILL WAITING FOR ANSWERS. (We now understand how shippers feel...)

One question has however been answered, by CSX's third quarter results. For the first time since we have been asking management whether there was an opportunity to improve productivity, CSX management showed some signs of focus on productivity and cost discipline. However, as Union Pacific's results proved only two days later, WHATEVER CSX IS DOING IT CAN BE DONE BETTER. CSX's volumes fell 4% in the quarter, and in that context they managed to keep their operating costs (ex-fuel and depreciation) roughly flat (a marked improvement versus prior quarters where volumes also fell and yet costs rose). Union Pacific not only managed to grow volumes, but despite volume growth they managed to CUT costs by 2%. That is real productivity. Over the past twelve months UP's operating costs per unit have only grown 2.5%; CSX's have grown by a whopping 6%. With numbers like these, can anybody argue we shouldn't expect more from CSX?

Interesting times indeed...

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


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


IV.   Contact

Sard Verbinnen & Co
George Sard, Jonathan Gasthalter, Renee Soto
212-687-8080

The Harbour Group
Matthew Triaca
202-295-8791

INFO@STRONGERCSX.COM

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


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


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


VIII. Important Notice

This website is for general informational purposes only, and is governed by the Terms of Use. The information contained herein does not have regard to the specific investment objective, financial situation, suitability, or the particular need of any specific person who may view this website, and should not be taken as advice on the merits of any investment decision. The views expressed herein represent the opinions of The Children's Investment Fund Management (UK) LLP, The Children's Investment Fund Management (Cayman) Ltd., The Children's Investment Master Fund, 3G Capital Partners Ltd., 3G Capital Partners, L.P., 3G Fund L.P., Christopher Hohn, Alexandre Behring, Gilbert H. Lamphere, Timothy T. O'Toole and Gary Wilson (collectively, the "Potential Participants"), and are based on publicly available information and third party reports with respect to CSX Corp. ("the Issuer").

Except for the historical information contained herein, the matters addressed in
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from those contained in the forward-looking statements. The potential participants assume no obligation to update the forward-looking information.

     The Potential Participants reserve the right to change any of their
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     The Potential Participants shall not be responsible or have any liability for any misinformation contained in any SEC filing or third party report. There
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of the Issuer will trade, and such securities may not trade at prices that may be implied in this website. Any estimates, projections and pro forma information
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Participants believe to be reasonable, but there can be no assurance or guarantee that actual results or performance of the Issuer will not differ, and such differences may be material. This website does not recommend the purchase or sale of any security.

     This website does not recommend the purchase or sale of any security. Under no circumstances is this website to be used or considered an offer to sell or a solicitation of an offer to buy any security. The Potential Participants currently own an aggregate of approximately 8.3% of the outstanding common stock of the Issuer. The Potential Participants include funds and accounts that are in the business of trading -buying and selling- public securities. It is possible that there will be developments in the future that cause one or more members of TCI from time to time to sell all or a portion of their shares in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares. The Potential Participants also reserve the right to take any actions with respect to their investments in the Issuer as they may deem appropriate.

ALL STOCKHOLDERS OF THE ISSUER ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE POTENTIAL PARTICIPANTS FROM THE STOCKHOLDERS OF THE ISSUER FOR USE AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF THE ISSUER WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN AND IF COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE POTENTIAL PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. INFORMATION RELATING TO THE PARTICIPANTS IS CONTAINED IN EXHIBIT 3 TO THE SCHEDULE 14A FILED BY THE PARTICIPANTS WITH THE SEC ON DECEMBER 19, 2007.

EXHIBIT 2



CONTACTS:
George Sard/Jonathan Gasthalter/Renee Soto
Sard Verbinnen & Co.
(212) 687-8080

                 TCI AND 3G FORM GROUP OWNING 8.3% OF CSX SHARES
                    AND AN ADDITIONAL 11.8% ECONOMIC INTEREST

             PLAN TO NOMINATE MINORITY BOARD SLATE OF FIVE DIRECTORS
     -----------------------------------------------------------------------

NEW YORK, DECEMBER 19, 2007 - The Children's Investment Fund Management (UK) LLP ("TCI") and 3G Capital Partners, LTD. ("3G") today filed a Schedule 13D with the Securities and Exchange Commission disclosing that they and several individuals have formed a group ("Group") whose members own in the aggregate 8.3% of the outstanding common shares of CSX Corporation (NYSE: CSX). The members of the Group also hold derivative securities providing economic exposure equivalent to an additional 11.8% of CSX's outstanding shares.

The filing also disclosed that the Group intends to nominate five directors for election to the Board of Directors of CSX at its 2008 Annual Meeting of Shareholders.

The Group believes its nominees will strengthen CSX's Board by adding strong independent directors with a shareholder orientation, a broad range of railroad and other relevant experience, and a firm commitment to improving CSX's operating performance and corporate governance.

Christopher Hohn, Managing Partner of TCI, said, "CSX's incumbent Board has overseen a railroad that for many years has lagged its peers on many of the key metrics of operational and financial performance. Rather than engage in a constructive dialogue with one of its largest shareholders, the CSX Board has consistently ignored our substantive concerns and failed to hold management accountable for continuing operational underperformance. Our goal is a strong CSX that can provide the returns shareholders deserve, the service shippers demand, a safety record communities can count on, and a working environment employees can be proud of. To this end, we are nominating to the Board the principals of two major shareholders and three distinguished independents with meaningful railroad experience. We are committed to working constructively with members of the Board to help improve CSX for the benefit of all of its stakeholders."

The director nominees are:

>>   CHRISTOPHER HOHN
     Before founding TCI in 2003, Mr. Hohn spent seven years at Perry Capital and was the portfolio manager leading its European investment strategy from 1997 to 2003. Mr. Hohn has previously served on the Board of RIT Capital Partners plc, which is publicly listed on the London Stock Exchange.

     Key reasons Mr. Hohn is being nominated and can add value to CSX are:

     o Mr. Hohn has a long and successful track record of fundamental investing and actively maximizing value of public companies, including the Deutsche Borse Group, ABN AMRO, and Euronext N.V.
     o Mr. Hohn has successfully advocated for strong corporate governance and shareholder rights in situations around the world.
     o  TCI owns approximately 4.2% of CSX's outstanding shares.

     Mr. Hohn received a B.S. degree in Accounting and Business Economics (1st Class Honors) from Southampton University and an M.B.A. degree (high distinction) from Harvard Business School.

>>   ALEXANDRE BEHRING
     Mr. Behring is the Managing Director of 3G, a private investment firm. Previously, he spent 10 years at GP Investments, Latin America's largest private-equity firm, including eight years as a Partner and Member of the firm's Investment Committee. He served for seven years as CEO of America Latina Logistica (ALL), Latin America's largest independent railroad and logistics company, which operates more than 13,000 miles of track in Brazil and Argentina. He continues to serve on the Management Committee of ALL's Board.

     Key reasons Mr. Behring is being nominated and can add value to CSX are:

     o Mr. Behring is a unique combination of a large CSX shareholder (3G owns approximately 4.1% of CSX's outstanding shares) and an experienced, accomplished, hands-on railroad executive.
     o Under his leadership, ALL's accident rate was reduced by 86%, locomotive productivity increased at a double-digit compound annual growth rate, and its EBITDA margin improved from 6% to 42% through the third quarter 2007.
     o ALL is now one of the most efficient and technologically advanced freight railroads in the world and has also been voted several times by its employees as one of the best companies to work for in Latin America.
     o As a publicly traded company, ALL's market capitalization of $6.5 billion is over 30 times the amount Mr. Behring and his partners paid for the company 10 years ago.

     Mr. Behring received a B.S. degree in Electric Engineering from Pontificia Universidade Catolica and an M.B.A. degree (high distinction) from Harvard Business School. He is also a locomotive engineer.

>>   GILBERT LAMPHERE
     Mr. Lamphere is the Managing Director of Lamphere Capital Management, a private investment firm. Previously, he was a Director of Canadian National Railway, Chairman of Illinois Central Railroad prior to its sale to Canadian National in 1998, and a Director of Florida East Coast Industries (a railroad and real estate company). He also participated in the acquisition, financing, and oversight of MidSouth Rail. Mr. Lamphere has served as a Director of nine other public companies, including Carlyle Industries, Inc., Cleveland-Cliffs Inc., R. P. Scherer Corporation, Global Natural Resources Corporation and Recognition International, Inc. Earlier in his career, Mr. Lamphere was a Vice President of Mergers & Acquisitions at Morgan Stanley.

     Key reasons Mr. Lamphere is being nominated and can add value to CSX are:

     o Mr. Lamphere has been Chairman or a director at three of the most successful and efficient railroads in North America.
     o During his tenure on the Boards of Canadian National and Illinois Central, where he worked closely with Hunter Harrison, the Companies' operating ratios improved from 76% to 64% and from over 90% to 63%, respectively.
     o Mr. Lamphere is deeply knowledgeable of the best practices in railroad operations and a proven value-added railroad board director.

     Mr. Lamphere received an A.B. degree in Economics from Princeton University and an M.B.A. degree (high distinction) from Harvard Business School.

>>   TIMOTHY O'TOOLE
     Mr. O'Toole has over 25 years of railroad industry experience. He is currently the Managing Director of the London Underground, where he is responsible for operating and rebuilding the Tube, the world's oldest metropolitan railway. Previously, he served as President and Chief Executive Officer of Conrail from 1998 to 2001. During his more than 20 years at Conrail, he served in various senior management roles, including Senior Vice President of Law and Government Affairs, Senior Vice President of Finance and Chief Financial Officer, Vice President and Treasurer, and Vice President and General Counsel.

     Key reasons Mr. O'Toole is being nominated and can add value to CSX are:

     o Mr. O'Toole was a prominent figure in the transaction splitting the former Conrail business between CSX and Norfolk Southern, providing him with first-hand knowledge of CSX's assets and operations.
     o Under his leadership, Conrail achieved record financial results and safety performance. Similarly, under his leadership the London Underground has improved service and safety and moved record numbers of passengers, all while undergoing an historic rebuilding program.
     o Mr. O'Toole was made an Honorary Commander of the British Empire in recognition of his performance following the terrorist attack on London's transport system in 2005.

     Mr. O'Toole received a B.A. degree in English Literature (Maxima Cum Laude) from LaSalle University, a J.D. degree from the University of Pittsburgh School of Law, and an Honorary Doctor of Humane Letters degree from LaSalle University.

>>   GARY WILSON
     Mr. Wilson was a principal investor and Co-Chairman of the Board of Northwest Airlines from 1991 to 1997 and Chairman from 1997 to 2007. From 1985 to 1990, he was Chief Financial Officer and a director of The Walt Disney Company and served on its Board until 2006. Prior to joining Disney, Mr. Wilson served for 11 years in senior executive positions at Marriott Corp., including Executive Vice President and Chief Financial Officer, Head of Corporate Development, and Treasurer. He is a current director of Yahoo! Inc. (NASDAQ: YHOO) and CB Richard Ellis Group Inc. (NYSE: CBG).

     Key reasons Mr. Wilson is being nominated and can add value to the CSX Board are:

     o  Mr. Wilson has a track record - as an executive, director and investor
        - of leading major companies through strategic transitions and creating substantial shareholder value. He is also a strong advocate of improved corporate governance in public companies.
     o Mr. Wilson successfully transitioned Marriott from an owner-operator to the more profitable and scaleable business model of a hotel management company.
     o During his tenure as CFO, Disney's market value increased significantly and Mr. Wilson expanded its hotel and theme park assets while utilizing innovative financing techniques.
     o Mr. Wilson was an investor in and a director of Progress Rail, one of North America's largest providers of railroad products and services.

     Mr. Wilson received a B.A. degree from Duke University and an M.B.A. degree from The Wharton School of the University of Pennsylvania.

For further information, please visit WWW.STRONGERCSX.COM.

ABOUT TCI
TCI is a London-based asset manager founded in 2003 which manages The Children's Investment Master Fund. TCI makes long-term investments in companies globally. The management company is authorized and regulated in the United Kingdom by the Financial Services Authority. The majority of TCI's profits go to The Children's Investment Fund Foundation, a non-profit organization focused on improving the lives of children living in poverty in developing countries.

ABOUT 3G
3G manages a private investment fund that invests in global equities and special situations. 3G Fund L.P. leverages its deep industry and operating expertise in different sectors to identify attractive, long-duration investment opportunities.

                                      # # #

THIS PRESS RELEASE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESS RELEASE, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE CHILDREN'S INVESTMENT FUND MANAGEMENT (UK) LLP, THE CHILDREN'S INVESTMENT FUND MANAGEMENT (CAYMAN) LTD., THE CHILDREN'S INVESTMENT MASTER FUND, 3G CAPITAL PARTNERS LTD., 3G CAPITAL PARTNERS, L.P., 3G FUND L.P., CHRISTOPHER HOHN, ALEXANDRE BEHRING, GILBERT LAMPHERE, TIMOTHY O'TOOLE AND GARY WILSON (COLLECTIVELY, THE "POTENTIAL PARTICIPANTS"), AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO CSX CORPORATION (THE "ISSUER").

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS ADDRESSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES. YOU SHOULD BE AWARE THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL PARTICIPANTS ASSUME NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

THE POTENTIAL PARTICIPANTS RESERVE THE RIGHT TO CHANGE ANY OF THEIR OPINIONS EXPRESSED HEREIN AT ANY TIME AS THEY DEEM APPROPRIATE. THE POTENTIAL PARTICIPANTS DISCLAIM ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

THE POTENTIAL PARTICIPANTS HAVE NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED IN THIS PRESS RELEASE AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, ARE ACCURATE.

THE POTENTIAL PARTICIPANTS SHALL NOT BE RESPONSIBLE OR HAVE ANY LIABILITY FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING OR THIRD PARTY REPORT. THERE IS NO ASSURANCE OR GUARANTEE WITH RESPECT TO THE PRICES AT WHICH ANY SECURITIES OF THE ISSUER WILL TRADE, AND SUCH SECURITIES MAY NOT TRADE AT PRICES THAT MAY BE IMPLIED IN THIS PRESS RELEASE. ANY ESTIMATES, PROJECTIONS AND PRO FORMA INFORMATION SET FORTH IN THIS PRESS RELEASE ARE BASED ON ASSUMPTIONS THAT THE POTENTIAL PARTICIPANTS BELIEVE TO BE REASONABLE, BUT THERE CAN BE NO ASSURANCE OR GUARANTEE THAT ACTUAL RESULTS OR PERFORMANCE OF THE ISSUER WILL NOT DIFFER, AND SUCH DIFFERENCES MAY BE MATERIAL. THIS PRESS RELEASE DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY.

THIS PRESS RELEASE DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS PRESS RELEASE TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. THE POTENTIAL PARTICIPANTS CURRENTLY OWN AN AGGREGATE OF APPROXIMATELY 8.3% OF THE OUTSTANDING COMMON STOCK OF THE ISSUER. THE POTENTIAL PARTICIPANTS INCLUDE FUNDS AND ACCOUNTS THAT ARE IN THE BUSINESS OF TRADING - BUYING AND SELLING - PUBLIC SECURITIES. IT IS POSSIBLE THAT THERE WILL BE DEVELOPMENTS IN THE FUTURE THAT CAUSE ONE OR MORE OF THE POTENTIAL PARTICIPANTS FROM TIME TO TIME TO SELL

ALL OR A PORTION OF THEIR SHARES IN OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS OR OTHERWISE), OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES.

ALL  STOCKHOLDERS  OF THE  ISSUER  ARE  ADVISED  TO READ  THE  DEFINITIVE  PROXY
STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE POTENTIAL PARTICIPANTS FROM THE STOCKHOLDERS OF THE ISSUER FOR USE AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF THE ISSUER WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN AND IF COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE POTENTIAL PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. INFORMATION RELATING TO THE
PARTICIPANTS IS CONTAINED IN EXHIBIT 3 TO THE SCHEDULE 14A FILED BY THE PARTICIPANTS WITH THE SEC ON DECEMBER 19, 2007.

EXHIBIT 3

ALL STOCKHOLDERS OF CSX CORPORATION ("THE ISSUER") ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE POTENTIAL PARTICIPANTS FROM THE STOCKHOLDERS OF THE ISSUER FOR USE AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF THE ISSUER WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN AND IF COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE POTENTIAL PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

POTENTIAL PARTICIPANTS

The following persons are anticipated to be, or may be deemed to be, the Potential Participants (as defined below) in a potential solicitation of proxies with respect to the 2008 annual meeting of shareholders of the Issuer by The Children's Investment Fund Management (UK) LLP, 3G Capital Partners Ltd., the Additional Nominees (as defined below) and certain of their affiliates:

The TCI Parties:

The Children's Investment Fund Management (UK) LLP, a United Kingdom limited liability partnership ("TCIF UK"), The Children's Investment Fund Management (Cayman) Ltd., a Cayman Islands exempted company ("TCIF"), The Children's Investment Master Fund, a Cayman Islands exempted company (the "TCI Fund") and Christopher Hohn, a citizen of the United Kingdom. The foregoing are sometimes herein referred to collectively as the "TCI Parties."

The principal business of both TCIF and TCIF UK is investing for funds and accounts under its management. The TCI Fund falls under the management of both TCIF and TCIF UK. The principal business of the TCI Fund is to invest in securities. Christopher Hohn is the Managing Partner of TCIF UK and the 100% owner of TCIF, and is therefore in a position to determine the investment and voting decisions made by the other TCI Parties.

The 3G Parties:

3G Capital Partners Ltd., a Cayman Islands exempted company ("3G Capital Ltd."), 3G Capital Partners, L.P., a Cayman Islands limited partnership ("3G Capital L.P."), 3G Fund L.P., a Cayman Islands limited partnership (the "3G Fund") and Alexandre Behring, a citizen of Brazil. The foregoing are sometimes herein referred to collectively as the "3G Parties."

The principal business of 3G Capital Ltd. is serving as the general partner of 3G Capital L.P. The principal business of 3G Capital L.P. is serving as the general partner of the 3G Fund. The principal business of the 3G Fund is to invest in securities. Alexandre Behring is the Managing Director of 3G Capital Ltd. and is therefore in a position to determine the investment and voting decisions made by the other 3G Parties.

The Additional Nominees:

In addition to Christopher Hohn and Alexandre Behring, the following individuals, as intended or potential nominees for election as director of the Issuer, are anticipated to be, or may be deemed to be, potential participants in the potential solicitation of proxies: Gilbert H. Lamphere, a citizen of the United States, Timothy T. O'Toole, a citizen of the United States, and Gary L. Wilson, a citizen of the United States. Messrs. Lamphere, O'Toole and Wilson are sometimes herein referred to collectively as the "Additional Nominees." The TCI Parties, the 3G Parties and the Additional Nominees are sometimes herein referred to collectively as the "Potential Participants."

Beneficial Ownership of Common Stock and other Interests:

As of the close of business on December 18, 2007, New York City time, the Potential Participants beneficially owned, in the aggregate, 35,054,952 shares of common stock, par value $1.00 per share (the "Shares"), representing approximately 8.3% of the Issuer's outstanding Shares (based upon the 420,425,477 Shares outstanding, which is the total number of Shares outstanding as of September 28, 2007 as reported in the Issuer's Quarterly Report on Form 10-Q for the period ended September 28, 2007).

The TCI Parties share power to vote and direct the disposition of all of the Shares held by the TCI Fund. Thus, as of December 18, 2007, the TCI Parties may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) 17,796,998 Shares, or 4.2% of the outstanding Shares. The 3G Parties share power to vote and direct the disposition of all of the Shares held by the 3G
Fund. Thus, as of December 19, 2007, the 3G Parties may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) 17,232,854 Shares, or 4.1% of the outstanding Shares. Each Nominee has sole power to vote or direct the disposition of the Shares he owns; thus, Gilbert H. Lamphere has sole power to vote and direct the disposition of 22,600 Shares, constituting less than 0.1% of the outstanding Shares and Timothy T. O'Toole has sole power to vote and direct the disposition of 2,500 Shares, constituting less than 0.1% of the outstanding Shares (which such Shares are held in an Individual Retirement Account in his name, the custodian for which is Citibank Global Markets, Inc.).

On December 12, 2007, TCIF UK and 3G Capital Ltd. entered into a letter agreement (the "Letter Agreement") to coordinate certain of their efforts with regard to (i) the purchase and sale of common shares and/or options swaps or other derivative instruments that constitute or may by their terms create beneficial ownership of common stock of the Issuer (collectively, the "Securities") held by TCIF UK, 3G Capital Ltd. and any investment funds, managed accounts and other investment vehicles managed or advised by either of them, including the other TCI Parties and the other 3G Parties and (ii) the proposal of certain actions and/or transactions to the Issuer. Under the Letter Agreement, certain matters will require mutual agreement of TCIF UK and 3G Capital Ltd.: (i) whether to run a proxy contest involving the Issuer and the selection and nomination of individuals to serve as directors of the Issuer for such proxy contest (as to which matters the TCIF UK and 3G Capital Ltd. have agreed), (ii) the making, revising or withdrawing of any proposals to the Issuer regarding the conduct of its business, corporate governance matters, corporate transactions or otherwise, (iii) the admission or withdrawal of any additional members to the Group (as defined below) being formed by the Letter Agreement, and (iv) the conduct of any litigation or investigation if the same relates to the Group (as defined below) conduct of the parties.

If the parties have agreed on a matter set forth in clauses (i), (ii) or (iii) above, TCIF UK will assume decision-making authority with respect to the execution of such matter, including with respect to (i) the conduct of any proxy contest involving the Issuer and (ii) the manner, form, content and timing of any communications with the Issuer as well as any public disclosures, public statements or other third party communications relating to the Issuer, the Securities, the Letter Agreement and the activities of the TCI Parties and the 3G Parties pursuant thereto.

The Letter Agreement provides for certain shared and separate expenses, as well as termination provisions applicable under certain circumstances, which are specified therein. The foregoing description of the Letter Agreement is a summary only.

By virtue of the Letter Agreement, the TCI Parties and the 3G Parties may be deemed to have formed a "Group" within the meaning of Section 13(d)(3) of the Securities Act of 1934. Furthermore, the Additional Nominees may be deemed a part of the aforementioned Group by virtue of the contemplated proxy solicitation, their agreement to be Additional Nominees and their ownership of Shares (as applicable). Collectively, the Group may be deemed to have voting control over a combined 8.3% of the Shares. However, each of the TCI Parties expressly disclaims beneficial ownership of the Shares beneficially owned by the 3G Parties and the Additional Nominees (as applicable), each of the 3G Parties expressly disclaims beneficial ownership of the Shares beneficially owned by the TCI Parties and the Additional Nominees (as applicable), and each of the applicable Additional Nominees expressly disclaims beneficial ownership of the Shares beneficially owned by the 3G Parties, the TCI Parties and the other Additional Nominees. Neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

Messrs. O'Toole and Wilson have each entered into a nominee agreement pursuant to which the TCI Fund has agreed to pay the costs of soliciting proxies in connection with the Issuer's 2008 annual meeting of shareholders, and to defend and indemnify each of Messrs. O'Toole or Wilson (as applicable) against, and with respect to, any losses that may be incurred by them in the event they become a party to litigation based on their nomination as candidates for election to the board of directors of the Issuer and the solicitation of proxies in support of their election. Messrs. Behring and Lamphere have each entered into a nominee agreement pursuant to which the 3G Fund has agreed to pay the costs of soliciting proxies in connection with the Issuer's 2008 annual meeting of shareholders, and to defend and indemnity each of Messrs. Behring and Lamphere (as applicable) against, and with respect to, any losses that may be incurred by them in the event they become a party to litigation based on their nomination as candidates for election to the board of directors of the Issuer and the solicitation of proxies in support of their election. The Additional Nominees do not receive any compensation under the nominee agreements and will not receive any compensation from the TCI Parties, the 3G Parties or such parties' affiliates for their services as directors of the Issuer if elected. If elected, the Additional Nominees will be entitled to such compensation from the Issuer as is consistent with the Issuer's past practices for services of non-employee directors.

In addition to the above, partners or employees of the TCI Parties, the 3G Parties and the Additional Nominees may assist in the solicitation of proxies and will receive no additional consideration therefore.